American Funds Insurance Series®

Global Bond FundSM

Summary Prospectus Supplement

January 26, 2015

(for Class 1 shares summary prospectus, Class 2 shares summary prospectus and Class 4 shares summary prospectus dated May 1, 2014, as supplemented to date)

The information under the heading “Portfolio managers” in the “Management” section of the summary prospectus is amended in its entirety to read as follows:

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager / Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Mark A. Brett	Less than 1 year	Partner – Capital Fixed Income Investors
David A. Daigle	Less than 1 year	Partner – Capital Fixed Income Investors
Thomas H. Høgh	8 years	Partner – Capital Fixed Income Investors
Robert H. Neithart	1 year	Partner – Capital Fixed Income Investors

Keep this supplement with your summary prospectus.

Lit. No. INA8BS-003-0115O CGD/8024-S46347